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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                                    UNDER
                     THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305 (B)(2) [_]

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                                 CITIBANK, N.A.
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                                       13-5266470
                                                    (I.R.S. EMPLOYER
                                                   IDENTIFICATION NO.)

  399 PARK AVENUE, NEW YORK, NEW YORK                    10043
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)

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                       THE MAY DEPARTMENT STORES COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                NEW YORK                               43-0398035
    (STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                IDENTIFICATION NO.)

             611 OLIVE ST.                                63101
          ST. LOUIS, MO 63101                          (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

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ITEM 1. GENERAL INFORMATION.

    Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            Name                                    Address

            Comptroller of the Currency             Washington, D.C.
            Federal Reserve Bank of New York        New York, NY
            Federal Deposit Insurance Corporation   Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

            None.

ITEM 16. LIST OF EXHIBITS.

    Exhibit 1 --Copy of Articles of Association of the Trustee, as now in
                effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

    Exhibit 2 --Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

    Exhibit 3 --Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

    Exhibit 4 --Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to
                Registration Statement No. 33-34988)

    Exhibit 5 --Not applicable.

    Exhibit 6 --The consent of the Trustee required by Section 321(b) of the
                Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33-19227.)

    Exhibit 7 --Copy of the latest Report of Condition of Citibank, N.A. (as of
                March 31, 1995--attached)

    Exhibit 8 --Not applicable.

    Exhibit 9 --Not applicable.

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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, CITIBANK, N.A., A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK AND STATE OF NEW YORK, ON THE 18TH DAY OF AUGUST, 1995.

                                          Citibank, N.A.


                                          By
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                                                     ROBERT T. KIRCHNER
                                                       VICE PRESIDENT

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